UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 21, 1998


                               ALLTEL CORPORATION

             (Exact name of registrant as specified in its charter)



  Delaware                       1-4996                        34-0868285

(State or Other          (Commission File Number)           (I.R.S. Employer
 Jurisdiction of                                            Identification
 Incorporation                                                    No.)
 or Organization)

               One Allied Drive, Little Rock, Arkansas         72202

             (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code (501) 905-8000



                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

         On April 21, 1998, ALLTEL Corporation issued a Press Release announcing the first quarter results for ALLTEL Corporation and its subsidiaries. A copy of the Press Release is attached hereto as Exhibit 99.1 and made a part hereof.


Item 7.  Financial Statements and Exhibits

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

              Exhibit 99.1 Press Release, dated April 21, 1998 of ALLTEL Corporation

                                        2

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.




                                          ALLTEL CORPORATION
                                             (Registrant)



                                        By:  /s/ Dennis J. Ferra
                                                 Dennis J. Ferra
                              Senior Vice President and Chief Financial Officer
                                                 April 21, 1998

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                                  EXHIBIT INDEX


Exhibit
Number                          Description of Exhibits

 99.1           Press Release of ALLTEL Corporation, dated April 21, 1998.

                                     4